© Fifth Third Bancorp | All Rights Reserved © Fifth Third Bancorp | All Rights Reserved Fifth Third Bancorp Investor Meetings: Europe February 2023

© Fifth Third Bancorp | All Rights Reserved Cautionary statement 2 This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates and the effects of inflation; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 4Q22 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. This presentation incorporates the following peers: CFG, CMA, FCNCA (where applicable), HBAN, KEY, MTB, PNC, RF, TFC, USB, & ZION

© Fifth Third Bancorp | All Rights Reserved 3 Our purpose, vision, and core values support our commitment to generating sustainable value for stakeholders Our Vision Be the One Bank people most value and trust Our Core Values Our Purpose To improve the lives of our customers and the well-being of our communities Work as One Bank Take Accountability Be Respectful Act with Integrity Living our purpose guided by our vision and values

© Fifth Third Bancorp | All Rights Reserved Why Fifth Third Expanding share in high-growth geographies while generating granular, high-quality loan growth Through the cycle discipline throughout the bank – credit, liquidity, rates, expense, and capital management Consistent top quartile profitability among peers Stability Profitability Growth Generating sustainable value for all our stakeholders 4

One of the largest U.S. financial institutions across lending, deposits, investments, and payments

Total Assets[1] ($B)	
1. JPMorgan Chase	3,666
2. Bank of America	3,051
3. Citigroup	2,417
4. Wells Fargo	1,881
5. U.S. Bank	675
6. PNC	557
7. Truist	555
8. Capital One	455
9. Citizens	227
10. First Republic	213
11. Silicon Valley Bank	212
12. Fifth Third	207
13. M&T	201
14. Key	190
15. Huntington	183
16. Regions	156
17. Signature	110
18. First Citizens	109
19. Zions	90
20. Comerica	85

Loans[1] ($B)	
1. JPMorgan Chase	1,185
2. Bank of America	1,082
3. Wells Fargo	962
4. Citigroup	681
5. U.S. Bank	390
6. Truist	327
7. PNC	327
8. Capital One	313
9. First Republic	167
10. Citizens	158
11. M&T	132
12. Fifth Third	122
13. Key	121
14. Huntington	121
15. Regions	97
16. Signature	75
17. Silicon Valley Bank	74
18. First Citizens	71
19. Zions	56
20. Western Alliance	54

Deposits[1] ($B)	
1. JPMorgan Chase	2,340
2. Bank of America	1,930
3. Wells Fargo	1,384
4. Citigroup	1,382
5. U.S. Bank	525
6. PNC	436
7. Truist	413
8. Capital One	333
9. Citizens	181
10. First Republic	176
11. Silicon Valley Bank	173
12. Fifth Third	164
13. M&T	164
14. Huntington	148
15. Key	143
16. Regions	132
17. First Citizens	89
18. Signature	89
19. Zions	72
20. Comerica	71

Assets Under Care[1] ($B)	
1. JPMorgan Chase	29,241
2. Citigroup	20,541
3. U.S. Bank	4,162
4. Wells Fargo	1,075
5. Bank of America	771
6. Fifth Third	479
7. PNC	314
8. UMB	255
9. M&T	233
10. Truist	173
11. Huntington	142
12. Comerica	135
13. Key	114
14. Regions	112
15. BOKF	100
16. First Horizon	95
17. Commerce	60
18. City National	55
19. Amalgamated	52
20. Zions	48

Assets Under Management[1] ($B)	
1. JPMorgan Chase	501
2. Bank of America	382
3. Citigroup	196
4. Wells Fargo	144
5. PNC	144
6. U.S. Bank	102
7. Truist	69
8. Key	46
9. Fifth Third	45
10. Regions	44
11. Commerce	37
12. M&T	36
13. City National	25
14. BOKF	24
15. Huntington	22
16. First Horizon	21
17. Comerica	19
18. Frost Bank	17
19. Synovus	16
20. Amalgamated	13

ACH Originations[2] ($B)	
1. Wells Fargo	7,725
2. JPMorgan Chase	5,135
3. Bank of America	2,893
4. Citigroup	1,253
5. Capital One	923
6. PNC	852
7. U.S. Bank	766
8. Fifth Third	609
9. Regions	365
10. Key	312
11. First Premier	258
12. Truist	210
13. First National	201
14. MetaBank	140
15. Silicon Valley Bank	138
16. Credit One	138
17. Citizens	122
18. The Bancorp Bank	116
19. NABC[3]	90
20. Zions	90

Note: Data as of 4Q22; Rankings consist of US commercial banks and exclude foreign, trust ,& traditional investment banks. [1]Source: Company filings, [2]Source: Nacha annual rankings of top 50 financial institutions, published April 5, 2022; defined as total ACH originators; [3]North American Banking Company

© Fifth Third Bancorp | All Rights Reserved

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A simple, diversified business portfolio

	Commercial Banking	Consumer and Small Business Banking	Wealth and Asset Management
		FIFTH THIRD BANK	
Revenue Contribution[1] *NII / Fee Mix*	**44%** *65% / 35%*	**47%** *75% / 25%*	**9%** *32% / 68%*
Business Offerings	Credit, cash management, and other financial solutions to large and middle market business and government and professional customers	Consumer depository and loan products, as well as products designed to meet the specific needs of small businesses, including cash management services	Provides a full range of wealth management services for individuals, companies and not-for-profit organizations
Key Business Metrics	$3.9B total revenue $71B loans $63B deposits	$4.2B total revenue $45B loans $84B deposits	$0.8B total revenue $4B loans $13B deposits
Select Market Share (U.S.), Data, and Rankings	#9 C&I lending[2] #8 commercial leasing[2] 3% international loans as a percent of total commercial	#11 auto lending[2] #1 COVID response[3] Top quartile customer experience[4]	#6 bank in AUC[2] #9 bank in AUM[2] **Global Private Bank winner**[5]: Selected best private bank for high net-worth clients.

Note: Income statement data is FY22; balance sheet data reflects FY2022 average; [1]As a percent of segment revenue, which excludes Other Corporate; [2]S&P Global Market Intelligence- 4Q22 Regulatory filings of US Commercial Banks; [3]2020 Resilience Award most resilient traditional finance institution for customer support efforts through the COVID-19 pandemic; [4]Ranked 4 of 22 in the 2022 annual study of customer experience feedback by one of the nation's leading consumer research studies; [5]2022 Global Private Banking Innovation Awards

© Fifth Third Bancorp | All Rights Reserved

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© Fifth Third Bancorp | All Rights Reserved Regional footprint 1 (branch count in white) Out of footprint corporate and middle market banking office Major FITB markets 2 with a top 5 deposit share • #2 deposit ranking in Midwest MSAs, with ~8% more deposits per branch than any other bank • #6 location ranking in high-growth, key Southeast MSAs • Excluding money centers, Fifth Third had the largest increase of in-footprint deposits in 2022 • ~15,000 commercial relationships • Treasury Management relationships with 26 Fortune 100 companies Strong footprint and leading position London office As a standalone country, the GDP of Fifth Third’s retail footprint states would represent the world’s 3 rd largest economy 0.8 1.0 2.1 2.8 3.0 3.3 4.1 4.3 6.8 18.2 25.5 Switzerland Netherlands Canada France United Kingdom India Germany Japan Fifth Third Footprint China USA 2022 nominal GDP ($ trillions)3 Major FITB markets 2 with a top 10 deposit share Toronto office 269 169 103 159 72 5 41 76 4 30 161 Well-positioned in a large addressable market ~50% split between the Midwest and Southeast 1 Branch count as of 1/31/23; 2 Includes MSAs with $5BN+ in deposits on a capped basis (deposits per branch capped at $250MM per June 2022 FDIC data); 3 Source: BEA 7

Strategically positioned to win as firms strengthen supply chains, onshore production for the US market

Midwest franchise overview



US' busiest rail freight hub
Michigan
Illinois
Indiana
Ohio
West Virginia
Kentucky

Major rail freight hub

EV or EV battery production plant online or planned by 2025

Intel chip manufacturing 'mega-site' expected to be world's largest

*"(Our) new manufacturing site in Ohio will support our future growth and advances our plan to create a **more geographically balanced resilient supply chain.**" - Intel CEO, 1/28/22*

Amazon Prime Air Hub opened late 2021

Serves as "the central nerve of Amazon's U.S. nationwide air cargo operations".. and the "lynchpin to Amazon's efforts to develop a comprehensive array of domestic delivery services across the United States."

Several large-scale EV and other manufacturing plant expansions also announced in our Southeast footprint

Leadership position in manufacturing lending

Manufacturing loans outstanding as a % of total C&I loans; as of 3Q22



7%
11%
12%
13%
15%
16%
18%
20%
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7

- Leader in lending to manufacturing and logistics companies throughout footprint
- Manufacturing portfolio is well diversified across subsectors
- Footprint includes several major commercial transportation hubs, including air and rail
- Two international offices; uniquely positioned and deeply experienced in helping international companies with US operations since the 1990s



London office



Toronto office

© Fifth Third Bancorp | All Rights Reserved

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#6 largest retail bank and growing at 4x the rate of the population in priority Southeast MSAs

Southeast franchise overview

$27BN deposits
~17% of total

$18BN loans
~15% of total

~4x
FITB SE household growth over total industry SE household growth[1]

#6 in FITB Southeast MSAs – locations[1]
#9 in Southeast states[1]


Key Southeast MSAs
Represents a FITB Southeast retail market for 10+ years

Significant growth in the Carolinas[2]

Branch count as of 1/31/23


Charlotte, NC
47 branches
#5 deposit share
Raleigh-Durham, NC
Research Triangle
Expect to grow to ~25 branches by YE23 (5 branches as of 4Q17)
Charlotte, NC
Greenville, SC
Greenville, SC
4 branches → expect ~10 branches by YE25
Charleston, SC
Charleston, SC
Opening 1st branch in 2H23 → expect ~10 branches by YE25

	4Q17	Jan-23	Expected by FY25
Branch count (Key Carolina MSAs)	43	72	100+

Repositioning branch network to gain share in high growth markets


2012
22%
14%
64%


2025E
~35%
~15%
~50%

■ Midwest ex. Chicago ■ Chicago ■ Southeast

Expected population growth[1] of key Southeast MSAs


Sarasota, FL 7.7%
Jacksonville, FL 6.9%
Raleigh-Durham, NC 6.5%
Orlando, FL 6.3%
Charleston, SC 6.3%
Nashville, TN 6.1%
Charlotte, NC 5.8%
Tampa, FL 5.2%
Greenville, SC 4.7%
Atlanta, GA 4.7%
US national average 2.1%

[1]Data sourced from S&P Global Market Intelligence; expected population data is for the 2023-2028 period; US average and Southeast footprint based on weighted average population; [2]See forward-looking statements on page 2 of this presentation

© Fifth Third Bancorp | All Rights Reserved

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© Fifth Third Bancorp | All Rights Reserved Strong deposit franchise in consumer and commercial 10 Leading consumer deposit franchise – stable and granular 33% 35% 35% 36% 37% 40% 43% 46% 48% 48% 49% 53% Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 x Peer 1 Deposits for individuals as a % of total deposits 2 31% 33% 35% 42% 45% 46% 47% 48% 49% 51% 52% 54% Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 x Peer 3 Peer 2 Peer 1 Deposits in accounts of $250k or less as a % of total deposits 2 7% 16% 16% 49% 54% 57% 57% 58% 63% 66% 67% Bank 1 Bank 2 Bank 3 Bank 4 Bank 5 Bank 6 Bank 7 Bank 8 Bank 9 X Bank 10 Stable retail deposits as a % of total retail deposits 1 Commercial deposit franchise led by peer-leading TM business – operational #2 of 34 in Coin and currency revenue #2 of 29 in Retail lockbox remittances #4 of 38 in Total check clearing #5 of 40 in Total ACH originations #5 of 35 in Account reconciliations 9 14 15 15 19 21 21 23 26 26 26 35 Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 x Total deposit fees less consumer (OD, maintenance, and ATM fees) relative to total commercial commitments (in bps); 4Q22 LTM Top 10 Ranking in EY Cash Management Survey 3 #7 of 36 in Wholesale lockbox remittances #8 of 34 in Controlled disbursement #8 of 30 in Purchasing cards #9 of 31 in Demand deposit accounts 1 Source: Includes large-cap banks subject to Liquidity Coverage Ratio disclosures; excludes State Street from analysis; 2 Source: Regulatory filings; 3 Source: Rankings are based on data provided by survey participants in the 2021 Cash Management Services Survey administered by EY. As of 3Q22 As of 4Q22 As of 4Q22

© Fifth Third Bancorp | All Rights Reserved 0.38% 0% 1% 2% 3% 4% 5% 1Q04 1Q08 4Q12 1Q20 4Q22 0.22% 0% 2% 4% 6% 8% 1Q04 1Q08 4Q12 1Q20 4Q22 0.42% 0% 1% 2% 3% 4% 5% 1Q04 1Q08 4Q12 1Q20 4Q22 0.13% 0% 4% 8% 12% 1Q04 1Q08 4Q12 1Q20 4Q22 Significantly improved credit profile Non-Performing Loans 1 Total Net Charge-Offs 2 Consumer Net Charge-Offs 2 Commercial Net Charge-Offs 2 • Centralized credit underwriting, with strict industry and geography concentration limits • Exited certain CRE segments and have maintained lowest CRE concentration among peers • Improved client selection discipline around borrowers with demonstrated character, experience and access to capital • Focused corporate banking coverage on targeted industry verticals with specialized coverage, underwriting, and risk support • Established a special assets group to manage higher risk assets • Exited $5B in commercial loans given through-the-cycle risk/return requirements • Halted national indirect commercial lease originations (~$2B) • Exited commodity trader lending • Sold residential mortgage TDR portfolio • Changed credit card strategy, focusing on in- footprint prime and super prime transactors 1 Source: S&P Global Market Intelligence; 2 Source: Company filings Select actions taken since the financial crisis: Pre-crisis average: 0.48% Financial crisis average: 2.30% Pre-pandemic average: 0.44% Pre-crisis average: 0.48% Financial crisis average: 2.62% Pre-pandemic average: 0.65% Pre-crisis average: 0.38% Financial crisis average: 2.41% Pre-pandemic average: 0.33% Pre-crisis average: 0.60% Financial crisis average: 2.21% Pre-pandemic average: 0.62% 11

Deliberately positioned the commercial portfolio to be resilient through the cycle

Well diversified commercial portfolio favoring large borrowers with a track record of resilience

Commercial portfolio balances by NAICS code



$76B
15%
14%
13%
8%
7%
7%
6%
6%
5%
4%
4%
11%
Real Estate
Manufacturing
Fin Services & Ins
Business Services
Health Care
Wholesale Trade
Retail Trade
Accommodation & Food
Mining
Communication & Information
Construction
Other

Proactive monitoring of credit risk exposure

- Utilizing **multi-factor client specific early warning systems** for both public and private companies to create a composite score. Factors include:
  - Real-time liquidity metrics (monitoring of unexpected revolver utilization and unexpected overdraft occurrences)
  - Covenant monitoring and third-party portfolio insights, which includes a forward-looking view of vulnerabilities based on firm specific and industry trends

Prudent credit risk management across all portfolios

Portfolios of interest

Commercial Real Estate

- Well-diversified by property type with lower exposures to hospitality and retail
- Non-owner occupied CRE office (~$1.6BN) is primarily concentrated in Class A trophy properties
- Lowest concentration of CRE as a percentage of total risk-based capital relative to peers

Leveraged Lending

- Highly monitored leveraged lending portfolio balances sub-$3BN has decreased ~65% since 1Q16 while total commercial loans have increased ~35%
- Represents ~2% of total loans in 4Q22 vs. ~8% in 2015
- <25% of exposures are cov-lite vs. ~90% market average[1]

Shared National Credits (SNC)

- ~40% of ~$37BN SNC balances are investment grade equivalent borrowers; independently underwrite each transaction
- Lead left / lead right on ~40% of relationships

© Fifth Third Bancorp | All Rights Reserved

[1] Source: Loan Stats Weekly from Pitchbook

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© Fifth Third Bancorp | All Rights Reserved 56% 18% 22% 4% 63% 16% 18% 3% 12/31/19 13 Portfolio focused on prime and super prime borrowers 12/31/22 Consumer Loan Portfolio FICO at origination Consumer NPA % 1 0.50% 0.54% X Peer Median 0.53% 0.59% X Peer Median Consumer early-stage delinquency % (30-89 days past due) 1 Conservative consumer loan portfolio well positioned in this environment 750+ 720-749 <660 660-719 1 Source: Regulatory filings; excludes government guaranteed loans

Key differences between European and U.S. mortgage markets

	Europe[1]	U.S.
Mortgages with > 80% current LTV	13%	3%
Mortgages exposed to rates *Either floating or needing to refinance within 5 years*	60% *(28% floating / 32% needing to refinance within next 5 years)*	9% *(2% floating / 7% needing to refinance within next 5 years)*
Household debt as a percentage of disposable income	132%	101%

Additional Fifth Third differentiators compared to the U.S. average:

- ~85% of total Fifth Third consumer portfolio loans consists of homeowners (U.S. homeownership rate of ~66%)
- 83% of total consumer portfolio earns more than $60K (~50% is the US average)
- ~85% of the Fifth Third consumer portfolio is secured

[1] *European metrics GDP weighted, consisting of Germany, United Kingdom, France, Italy, Spain, Netherlands, Switzerland, Poland, Sweden, Belgium, Ireland, Norway, Austria, Denmark, Finland, and Czech Republic;*
Source: Autonomous, Organization for Economic Cooperation and Development (OECD), S&P Capital Global Market Intelligence

© Fifth Third Bancorp | All Rights Reserved

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Strong capital and liquidity position

Regulatory capital position



~30% more core capital than 3Q07 (pre-financial crisis)
10.9%
8.5%
7.2%
12.8%
10.5%
9.3%
11.9%
9.0%
7.6%
Stress capital buffer minimum
3Q07
4Q22
DFAST[1] 2022 Severely Adverse Scenario Minimum
CET1[3]
Tier 1
Total Risk-Based

- Including ACL, loss absorbency is ~30% greater than 2007
- As a Category IV institution, not subject to:
  - AOCI impacts on regulatory capital ratios
  - Mandatory SA-CCR adoption
  - GSIB surcharge on regulatory capital ratios
  - Countercyclical buffer (CCyB) on regulatory capital ratios
  - Advanced approach RWA
  - TLAC and initial Basel IV / Basel III End Game U.S adoption proposals
- Targeting ~9.25% CET1[2]

Liquidity position

$ in billions; as of 12/31/2022

Liquidity Sources	
Fed Reserves	~$7
Unpledged Investment Securities	~$44
Available FHLB Borrowing Capacity	~$8
Current Fed Discount Window Availability	~$43
Total	**~$102**

- Loan-to-core deposit ratio of 76%
- ~$102 billion of available liquidity sources
- $5.2 billion in Holding Company cash, sufficient to satisfy all fixed obligations in a stressed environment for ~24 months

[1]DFAST: Dodd Frank Act Stress Test; DFAST 2022 results outstanding; [2]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q22 earnings release; [3]3Q07 CET1 represents Tier 1 Common Equity

© Fifth Third Bancorp | All Rights Reserved

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© Fifth Third Bancorp | All Rights Reserved 12.2% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 x Peer 2 Peer 1 Focused on generating long-term shareholder value 60.5% Peer 10 x Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 11.7% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 X Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 1.8% Peer 10 Peer 9 Peer 8 Peer 7 x Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 1.8% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 x Peer 2 Peer 1 55.6% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 x Peer 1 16 ROE ex. AOCI 1 FY18 FY22 FY18 FY22 FY18 FY22 PPNR / average assets 1 Efficiency ratio 1 Adjusted basis Adjusted basis Adjusted basis Remain focused on long-term performance horizon Expect to continue generating top-tier financial results 1 Non-GAAP measure: see reconciliation on page 40 of this presentation and use of non-GAAP measures on pages 27-29 of the 4Q22 earnings release

© Fifth Third Bancorp | All Rights Reserved 7% 5% 31% 7% 8% 12% 12% 9% 14% 12% 15% 15% 19% 14% 19% FY 2012 FY 2022 W&AM Commercial banking Commercial deposit fees Card & Processing Other noninterest income Leasing Mortgage banking Consumer deposit fees 42% 47% 37% 31% 21% 22% 4Q12 4Q22 C&I Real estate (Resi; HE; CRE) Other Intentionally diversifying our balance sheet and fee revenue to perform well in any environment • Focused on diversified revenue to lessen cyclical impacts, with success in Wealth & Asset Management, Commercial Banking, Treasury Management, and Card & Processing • Total adjusted fee revenue accounted for ~34% of total adjusted revenue in 2022 • Lowest reliance on punitive consumer fees among peers with consumer banking franchises; eliminated $52MM in NSF fees and overdraft fees in 2022 • Continue to assess other opportunities to further improve fee diversification (Treasury Management) 2012 to 2022 change in loan mix 2012 to 2022 change in noninterest income Adjusted basisPeriod-end ~99% of loans are US based originations 17

Customer-centric, technology-led product innovation and development

Example Fifth Third Solutions:	Momentum Banking	TM Managed Services	Dividend Finance	Provide
Product innovation and development:	• First large bank to offer a fintech-equivalent everyday banking offering (2021) • Expanded Early Pay to include income from gig work, gov't payments, retirement accounts (2Q22) • Ability to receive federal tax refund up to 5 days earlier (4Q22)	• Expert AP, Expert AR, Cash Logistics digitize and automate manual "order-to-cash" and "procure-to-pay" processes for Middle Market clients • Currency solutions digitizes cash handling for large retail chains and venues	• Pioneered solar industry financing model • Proprietary digital-first platform • Focused on scaling existing products, adding Tier 1 contractor partners, synergies with Fifth Third home equity capabilities	• Leading practice marketplace referral platform • Expanded to vet services • Added new financing options • >80% of new relationships have deposits, TM, or both
Market leadership:	• Only large bank to disclose consistent household growth over several years • >1MM Momentum HHs	• Ecosystem revenue of ~$175MM in 2022 (expect to grow at 12% CAGR through 2025[1]) • Over 1/3 of new TM relationships are TM-led	• **#3** residential solar national market share • Rising energy costs, Federal programs significantly increase addressable market	• **#2** practice finance national market share • Penetrated <1% of potential addressable market

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© Fifth Third Bancorp | All Rights Reserved

[1] *See forward-looking statements on page 2 of this presentation*

Consistently investing for growth through the cycle

Consistent investments in our businesses

De novo investments in the Southeast

- *Over 70 Southeast branches added since 2019*

Platform modernization and digital enablement

- *Product innovation led by Momentum Banking in Consumer and Expert AP and Expert AR in Commercial*

Sales force additions & marketing investments

- *Added 45 Commercial and Wealth sales FTE in 2022; expect additional sales force expansion in 2023*
- *Marketing spend increased 10% in 2022*

Scaling fintech platforms

- *Expect Dividend Finance loan production in 2023 of ~$4.5BN (with period-end balances of ~$5BN at YE23)[1]*
- *Expanding Provide product offering; expect loan production in 2023 of ~$1BN (with period-end balances of $3BN at YE23)[1]*

Consistent outcomes

✓ **Consistent strong financial results and top tier profitability**

✓ **Consistent peer-leading efficiency ratio**

✓ **Consistent NIM and credit discipline**

✓ **Consistent customer acquisition growth**

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© Fifth Third Bancorp | All Rights Reserved

[1] *See forward-looking statements on page 2 of this presentation*

© Fifth Third Bancorp | All Rights Reserved 20 1 Innovative, software-enabled products that simplify customers’ lives and enhance the client experience Sustained organic growth from positioning the bank to benefit from secular trends and through gaining market share Proactive balance sheet management (credit risk, rate risk, capital) positioning the bank to serve clients and perform well in any environment Commitment to living our purpose every day to improve the lives of our customers and the well-being of our communities Strong profitability and returns driven by expense discipline and relationship profitability focus What you should expect from Fifth Third 2 3 4 5

© Fifth Third Bancorp | All Rights Reserved 21 Appendix

© Fifth Third Bancorp | All Rights Reserved Continental United States by region 1 Source: S&P Global Market Intelligence; 2 Source: Moody’s February 2023 vintage baseline scenario Fifth Third Corporate Headquarters Cincinnati, Ohio 45 bps 44 bps 42 bps 34 bps 19 bps Northeast Coast West Coast FITB Southeast Footprint FITB Midwest Footprint Other States Expected change in unemployment rate 2 0.3% 1.0% 1.8% 2.9% 4.3% FITB Midwest Footprint Northeast Coast West Coast Other States FITB Southeast Footprint Expected population growth 1 2023-2028 Δ in bps2023-2028 cumulative Δ 22

A recognized leader in sustainability among peers

Actions Demonstrating Leadership

$500,000 donated for hurricane relief in Florida
Through Fifth Third Foundation in addition to other assistance programs

Published 3rd ESG report
Available on ir.53.com

Announced 10-year $100BN Environmental & Social Finance Target
Expansion of the original $8BN renewable energy goal achieved in June 2022

Aligned executive compensation to ESG priorities
ESG Funding Modifier added to 2022 Variable Compensation Plan

Established sustainability office
Leading comprehensive environmental, social and governance strategy, which includes the Bank's climate strategy and sustainable finance initiatives

Acquisition of Dividend Finance
A leading fintech point-of-sale (POS) lender, providing financing solutions for residential renewable energy and sustainability-focused home improvement

$20 minimum wage per hour
Effective July 2022, increase from $18 per hour since 2019

Expanded operational sustainability goals
Announced six new operational sustainability targets to be achieved by 2030, including Scope 1 and 2 GHG emissions reduction of 75%

Third-party recognitions

"OUTSTANDING" *Received highest overall rating possible on most recent Community Reinvestment Act performance examination from the Office of the Comptroller of the Currency, including each of the three tests: Lending, Investment, and Service*

2022 World's Most Ethical Companies® — www.ethisphere.com — 3-Time Honoree

FTSE4Good

Bloomberg Gender-Equality Index 2022

America's Most Responsible Companies 2022 — Newsweek — statista

The Best Employers for Diversity — Forbes 2022 — Powered by Statista

3BL Media — Responsible CEO of the Year — Community Impact 2021

JUST Capital — America's Most JUST Companies — JUST Business is Better Business — Proud to be one of America's Most JUST Companies

Top Workplace in Financial Services
Recognized by Energage in 2022

Bank On
For Express Banking account

Human Rights Campaign
Perfect 100% Score
Human Rights Campaign Corporate Equality Index for seventh consecutive year

Provider	Measure	Date	Result
MSCI	ESG Rating	February 2023	A — *Upgraded 3 notches*
S&P Global	ESG Score (Corporate Sustainability Assessment)		88th percentile — *Top among peers[1]*
ESG Risk Rating[2]		February 2023	Low Risk — *Top quartile among peers[1]*
CSRHub	ESG Ranking	February 2023	89th percentile — *Top quartile among peers[1]*
SSGA	R-Factor Score	January 2023	Outperformer — *Top 10-30% among Commercial Banks*
Refinitiv	ESG Combined Score	January 2023	A- (80/100) — *Top quartile among peers[1]*

23

© Fifth Third Bancorp | All Rights Reserved

[1]Peer group comprises of Fifth Third's board approved peers. [2]From leading third-party ESG data provider.

© Fifth Third Bancorp | All Rights Reserved ~$24BN in sustainable financing towards $100BN goal 208 due diligence reviews for sensitive sectors in compliance with E&S Risk Management Framework 1 52% reduction in Scope 1 and 2 GHG emissions since 2014 4 100% renewable energy purchased since 2019 Achieved carbon neutrality in our operations since 2020 6 $500MM inaugural Green Bond issued in October 2021 8 24 Addressing climate change Promoting inclusion and diversity Demonstrating our commitment to employees Strengthening our communities Keeping the customer at the center $180MM Neighborhood Investment Program in nine majority-Black communities $1.2BN provided in community development lending and investment 3 $39.2MM in charitable donations to support communities ~3MM people educated through our LIFE programs 7 ~118K hours of community service and $6MM in employee giving $20/hour minimum wage with over 40% of workforce receiving mid-year compensation increase Up to 7% 401(k) employer contribution with 80% participation ~776K hours of training (40 hours average / FTE) Decrease in overall turnover from 21.2% in 2021, to 21.0% in 2022 New flexible PTO policy including volunteer paid time away for full-time (8 hours) and part-time (4 hours) employees 12MM customer outreach calls, continuing our heightened connection to the customer 2.5% consumer household growth Low reliance on punitive consumer fees, with $13MM in NSF fees eliminated and $39MM in overdraft fees avoided with Extra Time ® $27BN deposited up to 2 days early with Early Pay ® $26MM in consumer cash back rewards with 5/3 Cash/Back cards 22% reduction in monthly complaint volume since 2019 $2.7BN delivered towards $2.8BN accelerating racial equality, equity and inclusion initiative since 2021 38% board diversity 2 58% women; 28% persons of color in workforce >99% pay equity for women and minorities 5 $119MM Tier 1 diverse supplier spend, over 11% of net addressable spend Launched employee Sustainability Business Resource Group in June 2022 Fifth Third is committed to supporting customers, communities and employees Sustainability priorities and metrics 1 Data is for 9/23/2020 through 12/31/2022. The Environmental and Social Risk Management Framework (previously Environmental and Social Policy) can be found at https://ir.53.com/esg/enviromental/ 2 In terms of ethnicity or gender 3 Preliminary 4 Data is through 9/30/2022 5 Refer to the 2021 ESG report for additional details on methodology. 6 For Scope 1, Scope 2 and business travel under Scope 3 emissions. Projected full year 2022 CO2e emissions are based on 2022 year-to-date data as well as historical company data from 2014-2021. Final CO2e emissions will be made available in 2023 following independent verification. 7 Since 2004 8 Sustainable Bond Report can be found at https://ir.53.com/esg/Sustainable-Bonds/.

Dividend Finance growth outpacing original expectations with strong return profile

Origination forecast significantly exceeds original expectations[1]



~47%
CAGR
$1.3B
~$2.6B
$2.3B
~$4.5B
$2.5B
~$5.6B
2022
2023E
2024E
Original expectations
Pre-close production
Expected Post-close production

- **#3 US market share** - solar lending
- Taking advantage of market conditions:
  - Federal tax credit extension and expansion, rising energy costs growing addressable market
  - stability of bank funding, technology platform driving competitive advantage
- ~$128K average income per household (770+ FICO on solar originations)
- Continue to expect through-the-cycle annual NCOs in the **1.25 - 1.30% range**[1]
- **Forecast quarterly ACL build due to new production of $80 to $90 million (each quarter in 2023)**[1,2]
- **Expect ~3%+ normalized ROA** (accretive to reported results by 4Q24 given ACL build)[1]

© Fifth Third Bancorp | All Rights Reserved

[1]See forward-looking statements on page 2 of this presentation; [2]Assumes macro assumptions and risk profile as of 4Q22

25

Specialized industry verticals generate distinctive financial results and risk management

Industry vertical execution strategy

$ in billions; loans outstanding as of 12/31/22[1]

- Healthcare ~$4.3B
- Technology Media Telecom ~$3.9B
- Entertainment, Lodging and Leisure ~$2.0B
- Energy (incl. Renewables) ~$5.3B
- Financial Institutions ~$4.8B
- Retail ~$5.2B
- Commercial Real Estate ~$10.4B



Industry vertical expertise
Traditional Lending & Leasing
Leveraged Lending
Asset Based Lending
Treasury Management
Financial Risk Mgmt. / Hedging
M&A Advisory
Equity Capital Markets
Debt Capital Markets

Superior financial performance

Industry verticals



Period-end Loans Outstanding
11% CAGR
2015
2022
Total fees²
13% CAGR
2015
2022
NCO ratio²
4Q22
0.17%
8 bps lower
0.09%
Commercial Portfolio ex. Verticals
Industry Verticals

Unique value proposition

- Strategic advisory for differentiated client experience
- Industry specific expertise, insights and tailored solutions
- Differentiated financial outcomes and enhanced financial risk management

© Fifth Third Bancorp | All Rights Reserved

[1]Based on a management reporting basis; [2]Fee growth and net-charge offs shown are for the last twelve months ended 4Q22

26

© Fifth Third Bancorp | All Rights Reserved 36% 15% 36% 13% Midwest Chicago Southeast CA/TX Expansion 27 Investing in talent and adding value to clients Key highlights: • FY22 production was nearly equal between the Midwest markets (including Chicago) and Southeast + expansion markets • Expansion markets FY23 production expected to increase ~12% YoY 1 Increasing our new quality relationships across the footprint 1 Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures Growing middle market relationships to improve profitability 105 69 116 111 2019 2020 2021 2022 Midwest Southeast Chicago Expansion MarketsContinued production momentum and geographic diversification Total Middle Market Production 2019 2020 2021 2022 • Increased Middle Market sales team by ~4% YoY with an increase of ~15% in our Southeast + expansion markets • One Bank service and delivery model • Dedicated credit, treasury management, and corporate finance coverage • Enhanced client offering (full suite of capital markets capabilities, TM, and a renewed focus on secured lending) ~11% CAGR

© Fifth Third Bancorp | All Rights Reserved 28 ($3BN @ 2.25% 1- month LIBOR strike) Cash flow hedges continue to protect NIM 1 EOP notional value of cash flow hedges ($ in billions) Actual Cash flow hedges 1 Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures; All swaps are receive fixed / pay 1-month LIBOR. 2 $3BN floors mature on 12/16/2024. Swap protection extends through 2031 ($3BN added in 4Q22) Floors Forward starting swaps Existing swaps weighted average receive fix rate (swaps only) 2.35% 2.37% 2.37% 3.27%2.37% 2.35%2.34% 2.34% 2.34% 2.50% 3.17% 3.17% 3.19% 3.44% 2

Balance sheet positioning as of 12/31/22

Commercial loans[1,2,3]

$24.6BN fixed [3] | $51.7BN variable [1,2]

- 1M based: 45%[7,12]
- 3M based: 6%[7,12]
- Prime & O/N based: 15%[7,12]
- Other based: 1%[7,10,12]
- Weighted avg. life: 1.9 years[1,3]


4%
7%
14%
75%

C&I	27% Fix | 73% Variable
Coml. mortgage	41% Fix | 59% Variable
Coml. construction	33% Fix | 67% Variable
Coml. lease	100% Fix | 0% Variable

Consumer loans[1]

$36.8BN fixed | $8.3BN variable [1]

- 1M based: 2%[8,12]
- 12M based: 2%[8,12]
- Prime: 12%[8]
- Other based: 3%[8,12,13]
- Weighted avg. life: 3.8 years[1]


4%
11%
9%
37%
39%

Auto/Indirect	97% Fix | 3% Variable
Resi mtg.& construction	90% Fix | 10% Variable
Home equity	8% Fix | 92% Variable
Other	79% Fix | 21% Variable
Credit card	40% Fix | 60% Variable

Investment portfolio

- 66% allocation to bullet/ locked-out cash flow securities
- AFS yield: 2.97%[5]
- Effective duration of 5.36[6]
- Net unrealized pre-tax loss: $6.0BN
- 99% AFS[11]


22%
23%
55%

Level 1	100% Fix | 0% Variable
Level 2A	100% Fix | 0% Variable
Non-HQLA/ Other	85% Fix | 15% Variable

Includes $5.2BN non-agency CMBS (All super-senior, AAA-rated securities; 57.9% WA LTV, ~38.7% credit enhancement)

Long-term debt[4]

$7.6BN fixed | $6.1BN variable[4]

- 1M based: 15%[9]
- 3M based: 7%[9]
- SOFR based: 22%
- Weighted avg. life: 4.6 years


1%
2%
20%
77%

Senior debt	52% Fix | 48% Variable
Sub debt	65% Fix | 35% Variable
Auto securiz. proceeds	100% Fix | 0% Variable
Other	85% Fix | 15% Variable

- **The information above incorporates the impact of $12BN in active cash flow hedges ($8BN in C&I receive-fixed swaps and $4BN in CRE receive-fixed swaps) and ~$6.0BN fair value hedges associated with long-term debt (receive-fixed swaps).**
- **The impacts of PPP loans (given the expected temporary nature) are excluded**

[1]Excludes HFS Loans & Leases; [2]Fifth Third had $12B of commercial variable loans classified as fixed given the impacts of $8BN in C&I receive-fix swaps and $4BN in CRE receive-fix swaps; Excludes forward starting swaps & floors; Excludes$3BN in out-of-the-money floors with a 2.25% 1ML strike currently on the balance sheet; [3]Excludes ~$0.1BN in Small Business Administration Paycheck Protection Program (PPP) loans; [4]Fifth Third had $705MM 3mL receive-fix swaps, $2.25BN 1mL receive-fix swaps, and $3.0BN SOFR receive-fix swaps outstanding against long-term debt, which are being included in floating long-term debt; [5]Yield of the 4Q22 weighted average taxable and non-taxable (tax equivalent) available for sale portfolio; [6]Effective duration taxable and non-taxable available for sale portfolio; [7]As a percent of total commercial, excluding PPP loans; [8]As a percent of total consumer; [9]As a percent of par; [10]Includes 12M term, 6M term, and Fed Funds based loans; [11]Excludes equity securities; [12]Term points include LIBOR, SOFR, BSBY, AMERIBOR, Treasuries & FX curves; [13]Includes overnight term, 3M term, 6M term, 12M term and Fed Funds

© Fifth Third Bancorp | All Rights Reserved

29

Differentiated securities portfolio has generated peer-leading yields for 7+ years and provides stable cash flows

Securities portfolio mix[1,2]



Fifth Third
$58B
~31% of earning assets
52%
12%
11%
11%
9%
5%
Peer average
~25% of earning assets
48%
17%
2%
14%
4%
12%
2%
Agency CMBS
ABS
Agency RMBS
Agency CMO
Other
Non-agency CMBS
US Treasury
Muni
Non-Agency RMBS

67% invested in bullet and locked-out structures

Consistent securities yield outperformance[1]



~90 bps outperformance from FY15 to FY20
~100 bps outperformance over past 8 qtrs
FY15
FY16
FY17
FY18
FY19
FY20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
FITB
Peer Median

- **Expect existing securities portfolio cash flows to remain stable for foreseeable future (cash flows expected to represent <10% of the portfolio for several years)[3]**
- **Maintained a stable duration despite volatile rate environment**
- **Limited extension risk given structure of portfolio**

© Fifth Third Bancorp | All Rights Reserved

Totals may not foot due to rounding; [1]Source: Regulatory data pulled from S&P Market Intelligence; Peer group is comprised of Fifth Third's board approved peers; [2]Structured financial products caption is mapped to Agency CMBS; [3]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q22 earnings release

30

Digital transformation will accelerate product development and speed to market

Anticipated timeline of application and platform upgrades

4Q22 – Enhanced mobile app rollout

2H23 – Workday GL conversion

FIS: CDs & ATM conversions

1H24 – FIS: TM billing conversion

4Q24 through 4Q25 – FIS: checking & savings conversions

AFS: commercial loan system conversion

(rolling conversions by product/market)

Unique and simplified product positioning

- Fifth Third has 7 consumer checking and 4 savings products (compared to potentially 100s at many large regional banks)
- Continuing to simplify product line in advance of conversion (Overall TM product simplification – including ~90% reduction in IT customizations and ~50% reduction in billing codes)
- **Fewer products drastically simplifies conversions**

Unique approach to third party platforms

- Adopting standard, automated work practices
- Minimizing customization for all new platforms enables low friction releases and drastically simplifies conversions (nCino under 5% customization - industry leading)
- Deploying reusable APIs
- Driving value through advanced data science (example: Customer Recommendation Engine)
- **Less customization and leaner processes increase scale benefits and reduce ongoing platform maintenance costs**

31

© Fifth Third Bancorp | All Rights Reserved

© Fifth Third Bancorp | All Rights Reserved 4Q21 3Q22 4Q22 NCO ratio 1 0.10% 0.17% 0.13% 30-89 Delinquencies 0.11% 0.19% 0.14% 90+ Delinquencies 0.03% 0.03% 0.02% Nonperforming Loans 2 0.48% 0.39% 0.34% 32 Total loans $ in billions; including HFS Period-end QoQ change Average QoQ change Key statistics Total commercial portfolio overview 1.8% 4.7% 4.2% 1.9% 1.5% 5.3% 3.8% 2.9% 1.1% 0.8% Average - Commercial Loans & Leases Period-end Commercial Loans & Leases 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 4Q21 3Q22 4Q22 NCO ratio 1 0.11% 0.24% 0.14% 30-89 Delinquencies 0.14% 0.22% 0.14% 90+ Delinquencies 0.03% 0.03% 0.02% Nonperforming Loans 2 0.54% 0.45% 0.38% 33 Portfolio loans $ in billions Period-end QoQ change Average QoQ change Key statistics Revolving Line Utilization Trend 3 Commercial & industrial overview 3.8% 6.0% 5.5% 2.1% 1.8% 8.0% 4.4% 4.1% 0.6% 1.4% Average - C&I Period-end C&I 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases 3 Total commercial portfolio line utilization

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 4Q21 3Q22 4Q22 NCO ratio 1 0.03% (0.03%) 0.00% 30-89 Delinquencies 0.03% 0.10% 0.16% 90+ Delinquencies 0.01% 0.00% 0.00% Nonperforming Loans 2 0.35% 0.25% 0.29% Commercial real estate overview 34 CRE Mortgage Balance by owner occupancy CRE Construction Balance by property type Average – Commercial Mortgage Average – Commercial Construction Period-end – Commercial Mortgage Period-end – Commercial Construction Portfolio loans Key statistics Period-end QoQ change Average QoQ change 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases $ in billions (1.3%) 3.6% (0.1%) 2.6% (0.4%) (2.9%) 2.0% 1.1% 1.5% 0.8% Multifamily Other Retail Hospitality Office Industrial Home Builder Non-Owner Occupied Owner Occupied 4Q21 1Q22 2Q22 3Q22 4Q22

© Fifth Third Bancorp | All Rights Reserved 4Q21 3Q22 4Q22 NCO ratio 1 0.21% 0.28% 0.38% 30-89 Delinquencies 0.43% 0.43% 0.57% 90+ Delinquencies 0.23% 0.07% 0.06% Nonperforming Loans 2 0.39% 0.51% 0.56% Weighted average FICO at origination 3 765 765 765 Weighted average LTV at origination 4 74% 80% 78% Total consumer portfolio overview 35 Portfolio FICO score at origination 3 $ in billions; including HFS Total loans Key statistics Period-end QoQ change Average QoQ change 0.1% (1.8%) 0.2% 0.6% (0.4%) (0.5%) (1.4%) 1.7% (0.5%) (0.1%) 750+720-749<660 660-719 4% Period-end Consumer loansAverage Consumer loans 1 For Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases 3 FICO distributions at origination exclude certain acquired consumer loans; 4 Portfolios include home equity, residential mortgage, & indirect secured consumer

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 4Q21 3Q22 4Q22 NCO ratio 1 (0.06%) (0.02%) 0.01% 30-89 Delinquencies 0.12% 0.10% 0.17% 90+ Delinquencies 0.44% 0.04% 0.04% Nonperforming Loans 2 0.20% 0.65% 0.70% Weighted average FICO at origination 3 765 766 765 Weighted average LTV at origination 71% 71% 71% Residential mortgage overview 36 Portfolio FICO score at origination 3 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change (0.2%) 1.9% 5.2% 1.5% (0.2%) 1.5% 4.6% 2.5% 0.2% 0.2% 750+720-749<660 660-719 4% Period-endAverage 1 For Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases 3 FICO distributions at origination exclude certain acquired mortgage loans

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 4Q21 3Q22 4Q22 NCO ratio 1 (0.18%) (0.08%) 0.02% 30-89 Delinquencies 0.61% 0.55% 0.74% 90+ Delinquencies 0.02% 0.03% 0.02% Nonperforming Loans 2 1.89% 1.70% 1.66% Weighted average FICO at origination 3 763 767 767 Weighted average LTV at origination 68% 67% 67% Home equity overview 37 Portfolio FICO score at origination 3 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change (5.2%) (4.1%) (2.8%) 1.6% 1.7% (4.5%) (4.1%) (0.3%) 2.4% 1.0% 750+720-749<660 660-719 2% Period-endAverage 1 For Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases 3 FICO distributions at origination exclude certain acquired home equity loans

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 4Q21 3Q22 4Q22 NCO ratio 1 0.14% 0.24% 0.32% 30-89 Delinquencies 0.61% 0.65% 0.86% 90+ Delinquencies 0.05% 0.06% 0.00% Nonperforming Loans 2 0.16% 0.09% 0.18% Indirect secured consumer overview 38 Portfolio FICO score at origination Includes primarily RV & Marine $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 1% 4.8% 4.8% 0.6% (2.8%) (1.3%) 4.9% 3.8% (2.3%) (2.2%) (0.6%) 750+720-749<660 660-719 Weighted average FICO at origination 3 766 768 768 Weighted average LTV at origination 88% 88% 88% Period-endAverage 1 For Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 4Q21 3Q22 4Q22 NCO ratio 1 2.90% 2.69% 2.85% 30-89 Delinquencies 1.02% 1.02% 1.12% 90+ Delinquencies 0.85% 0.79% 0.96% Nonperforming Loans 2 1.30% 1.30% 1.44% Credit card overview 39 Portfolio FICO score at origination 3 750+720-749<660 660-719 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 1 For Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases 3 FICO distributions at origination exclude ~$80 million from credit loans on book primarily ~15+ years (0.5%) (2.8%) 0.8% 3.1% 2.2% 1.3% (4.3%) 4.3% 0.4% 5.9% Weighted average FICO at origination 3 741 742 743 4% Period-endAverage

© Fifth Third Bancorp | All Rights Reserved 40 Non-GAAP reconciliation Note: For specific adjustments refer to non-GAAP reconciliations in the 1Q19 and 4Q22 earnings presentations; 1 Assumes 23% tax rate; totals may not foot due to rounding Fifth Third Bancorp and Subsidiaries For the Last Twelve Months Ended For the Last Twelve Months Ended $ in millions (unaudited) 2018 2022 Net interest income 4,140 5,609 Add: Taxable equivalent adjustment 16 16 Net interest income (FTE) (a) 4,156 5,625 Noninterest income (b) 2,790 2,766 Total Revenue (FTE) (c) [(a + b)] 6,946 8,391 Revenue adjustments (504) 96 Adjusted Total Revenue (d) 6,442 8,487 Noninterest expense (e) 3,958 4,719 Expense adjustments (64) 0 Adjusted noninterest expense (f) 3,894 4,719 Pre-provision net revenue (PPNR) (g) [(c) - (e)] 2,988 3,672 Adjusted PPNR (h) [(d) - (f)] 2,548 3,768 Net income available to common shareholders (i) $2,118 2,330 Average Bancorp shareholders' equity (U.S. GAAP) 15,970 19,080 Less: Average preferred stock (1,331) (2,116) Average common shareholders' equity (j) 14,639 16,964 Less: Average accumulated other comprehensive income ("AOCI") 575 2,689 Average common shareholders' equity, excluding AOCI (k) 15,214 19,653 Average assets (l) $142,183 $206,929 Adjustments - pre-tax (440) 96 Adjustments - after-tax 1 (m) (339) 59 Adjusted net income available to common shareholders (n) [(i) + (m)] 1,779 2,389 Metrics: Return on average common equity [(i) / (j)] 14.5% 13.7% Adjusted return on average common equity [(n) / (j)] 12.2% 14.1% Adjusted return on average common equity, excluding AOCI [(n) / (k)] 11.7% 12.2% PPNR / average assets [(g) / (l)] 2.1% 1.8% Adjusted PPNR / average assets [(h) / (l)] 1.8% 1.8% Efficiency ratio (FTE) [(e) / (c)] 57.0% 56.2% Adjusted efficiency ratio [(f) / (d)] 60.5% 55.6%